AMENDMENT DATED AS OF APRIL 26, 1996 TO
          WARRANT AGREEMENT DATED AS OF NOVEMBER 1, 1991 BY AND BETWEEN MOTOROLA, INC. AND NEXTEL COMMUNICATIONS, INC. (F/K/A FLEET CALL, INC.)


         This Amendment ("Amendment") is entered into as of this 26th day of April, 1996 by and among Motorola, Inc., a Delaware corporation with offices at 1301 E. Algonquin Road, Schaumburg, Illinois 60196 (hereinafter "Motorola," which term shall also mean, where the context requires, Motorola subsidiaries), Nextel Communications, Inc., a Delaware corporation with its principal place of business at 201 Route 17 North, Rutherford, New Jersey 07070 (hereinafter "Nextel" or the "Company"), Van Kampen Merritt Prime Rate Income Trust ("Van Kampen"), Nomura Securities International, Inc. ("Nomura"), Applied Telecommunications Technologies, Inc. ("ATTI"), Estate of Peter C. Zeytoonjian ("Zeytoonjian"), Bruce W. Everitt ("Everitt") and Frank W. Haydu, III ("Haydu," and together with Van Kampen, Nomura, ATTI, Zeytoonjian and Everitt, collectively referred to herein as the "Warrant Assignees").

         WHEREAS, Motorola and Nextel have previously entered into a Warrant Agreement dated as of November 1, 1991 (the "Warrant Agreement"), pursuant to which Nextel granted to Motorola warrants for the purchase of its Class A common stock, par value $0.001 per share (the "Common Stock"), pursuant to the terms set forth therein;

         WHEREAS, Motorola has agreed to assign a portion of the warrants granted to it by Nextel under the Warrant Agreement to the Warrant Assignees and desires to obtain Nextel's consent to such assignment;

         WHEREAS, the Company consents to the assignment of warrants to the Warrant Assignees as provided herein;

         WHEREAS, Motorola and the Company desire to confirm the dates of Commercial Service of the Los Angeles, San Francisco and Chicago Systems, which also constitute the dates of vesting of the warrants relating to each such system;

         WHEREAS, the Warrant Assignees agree to be bound by the terms of the Warrant Agreement by signing this Amendment and the accompanying Certificate of Investor; and

         WHEREAS, capitalized terms used herein without definition shall have the meanings ascribed thereto in the Warrant Agreement;

         NOW THEREFORE,  in consideration  of the premises,  and other goods and
valuable  consideration,   the  sufficiency  and  receipt  of  which  is  hereby
acknowledged the parties hereby agrees as follows:

         1. Nextel previously granted to Motorola warrants to purchase 3,000,000 shares of Common Stock of Nextel ("Warrant Shares") in the amounts and becoming exercisable as described in the Warrant Agreement. (The 3,000,000 shares were increased from 300,000 following the effectiveness of a 10:1 stock split. All amounts of Warrant Shares set forth reflect the 10:1 stock split).

         2. Of the warrants for 700,000 Warrant Shares relating to the Los Angeles System, Motorola hereby assigns warrants for an aggregate of 110,000 Warrant Shares to the Warrant Assignees as follows:

                  (a)      Van Kampen:      60,000 Warrant Shares;
                  (b)      Nomura:          30,833 Warrant Shares;
                  (c)      ATTI:              2,313 Warrant Shares;
                  (d)      Zeytoonjian:       6,552 Warrant Shares;
                  (e)      Everitt:           6,552 Warrant Shares; and
                  (f)      Haydu:             3,750 Warrant Shares.

         The Company hereby acknowledges such assignment and agrees to issue warrant certificates to each Warrant Assignee for the respective number of Warrant Shares set forth above and to issue a replacement warrant certificate to Motorola for the 590,000 Warrant Shares retained by Motorola, each warrant certificate to be in the form set forth in Exhibit A hereto, concurrently with the execution of this Amendment.

         3. The Company hereby acknowledges that all of the warrants relating to the Los Angeles system vested on October 1, 1994 following first Commercial Service of the System for Los Angeles. The Company further acknowledges that the warrants relating to the San Francisco system (which warrants have not been transferred by Motorola), likewise vested on October 1, 1994 following first Commercial Service of the System for San Francisco, and the warrants relating to the Chicago system (which warrants have not been transferred by Motorola), vested on October 10, 1994, following first Commercial Service of the System for Chicago. Finally, the Company acknowledges that the warrants relating to the New York system (which warrants have not been transferred by Motorola) vested on December 20, 1995 following first Commercial Service of the System for New York.

         4. The Company and Motorola acknowledge that the registration rights provisions of the Warrant Agreement have been superseded and replaced in their entirety by the registration rights provisions of that certain Registration Rights Agreement dated July 28, 1995 between Nextel and Motorola (the "Registration Rights Agreement"). The Company and Motorola further agree that the registration rights set forth in Section 2 of the Registration Rights
Agreement with respect to the Registrable Securities (as defined in the Registration Rights Agreement) issuable upon exercise of the warrants covered by this Agreement are not transferable by Motorola; provided however that with respect to the warrants transferred to the Warrant Assignees, the Piggyback Registration rights pursuant to Section 2.1 of the Registration Rights Agreement shall be transferred to the Warrant Assignees.

         5. The definition of "Holder" as used in the Warrant Agreement is hereby amended to include all of the Warrant Assignees, as fully as if they were originally parties to the Warrant Agreement, and each of such Warrant Assignees, by executing this Amendment in the spaces provided below, agrees to be bound by the terms of the Warrant Agreement in all respects as if such Warrant Assignee had executed the Warrant Agreement, except that:

                  (a) the warrant amounts and vesting provisions set forth in Section 1 of the Warrant Agreement shall not apply to the Warrant Assignees and shall apply only to Motorola;

                  (b)      the  Warrant  Assignees  shall  have  no   Requested
Registration rights pursuant to Section2.2 of the Registration Rights Agreement; and

                  (c)      the Piggyback Registration rights pursuant to Section
2.1 of the Registration Rights Agreement are not transferable by the Warrant Assignees.

         6. Whenever any notice is to be given to a Holder in accordance with the terms of the Warrant Agreement or the Registration Rights Agreement, such notice shall be given to Motorola and to the Warrant Assignees at the addresses provided below their respective signatures in this Amendment or at such address as the Warrant Assignees shall provide to the Company in writing, in each case in accordance with the terms of the Registration Rights Agreement.

         7. Motorola may, at its option, extend the exercise period of any warrant issued pursuant to the Warrant Agreement and outstanding as of the date of this Amendment by delivering a written notice of extension ("Extension Notice") to the Company no later than the expiration date and time for the exercise of such warrant. Motorola may extend the exercise period of any such warrant for an additional two years (to begin at the expiration date of the warrant), so that such warrant shall expire five years from the date of first Commercial Service for the Area to which such warrant relates. Upon receipt of an Extension Notice in substantially the form set forth in Exhibit B hereto, the Company shall deliver to the Holder of the respective warrant a replacement warrant reflecting the extended exercise period. The rights set forth in this
Section 7 shall be exercisable solely by Motorola and shall not be assignable or transferable by Motorola.

         8. The Warrant Agreement, as amended by this Amendment, and the warrant certificates constitute the entire understanding of the parties with respect to the subject matter of the Warrant Shares and supersedes all prior discussions, agreements and representations, whether oral or written, and whether or not executed by Motorola and Nextel.

         9. It is understood and agreed that the new warrant certificates being issued concurrently with this Amendment replace the warrant certificates issued to Motorola by Nextel pursuant to the Warrant Agreement and that the original warrant certificates shall be returned by Motorola to Nextel simultaneously with the delivery of the new warrant certificates. It is further understood that the warrant certificates for the warrants that have not yet vested will be issuable to Motorola upon first Commercial Service of the remaining systems, pursuant to the terms of the Warrant Agreement.

         10. Nothing herein contained shall in any way alter, waive, annul, vary or affect any terms, conditions or provisions of the Warrant Agreement, except as specifically provided herein or in the Certificate of Investor, it being the intent of the parties hereto that all of the terms, conditions, and provision of the Warrant Agreement shall continue in full force and effect, except as hereby amended.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly executed officers or representatives as of the day and year first above written.

MOTOROLA, INC.                               NEXTEL COMMUNICATIONS, INC.


By:  GARY B. TATJE                           By: THOMAS J. SIDMAN
   -------------------------------              -------------------------------
     Name: Gary Tatje                            Name: Thomas J. Sidman
     Title: Director, Worldwide Financing        Title: Vice President
               and Treasury

NOMURA SECURITIES                             VAN KAMPEN MERRITT
INTERNATIONAL, INC.                           PRIME RATE INCOME TRUST



By: LEE STERN                                 By: JEFFREY MAILLET
   -------------------------------               -------------------------------
     Name: Lee Stern                             Name: Jeffrey Maillet
     Title: Managing Director                    Title: Senior V.P. -
                                                          Portfolio Manager


Address:                                      Address:
2 World Financial Center - Bldg. 8            One Parkview Plaza
New York, NY  10281-1198                      Oakbrook Terrace, Illinois 60181
                                              Attention:  Jeffrey W. Maillet

APPLIED TELECOMMUNICATIONS                    ESTATE OF PETER C. ZEYTOONJIAN
TECHNOLOGIES, INC.


By: DENNIS CAMERON                           By: VIVIAN ZEYTOONJIAN
   -------------------------------               -------------------------------
     Name: Dennis Cameron                        Name: Vivian Zeytoonjian
     Title: President                            Title: Executrix

Address:                                      Address:
20 William Street                             c/o Vivian Zeytoonjian, Executrix
Wellesley, MA  02181                          of the Estate of Peter C.
                                                Zeytoonjian
                                              10 Raleigh Road
                                              Dover, MA  02030



FRANK W. HAYDU, III                           BRUCE W. EVERITT
- -------------------------------------         ----------------------------------
FRANK W. HAYDU, III                           BRUCE W. EVERITT

Address:                                      Address:
P.O. Box 514                                  17 Glen Oak Drive
Dover, MA  02030                              Wayland, MA  01778

                                    EXHIBIT A

                 to Amendment to Warrant Agreement by and among Nextel Communications, Inc., Motorola, Inc., Van Kampen Merritt Prime Rate
              Income Trust, Nomura Securities International, Inc.,
         Applied Telecommunications Technologies, Inc., Estate of Peter
            C. Zeytoonjian, Bruce W. Everitt and Frank W. Haydu, III


                          FORM OF WARRANT CERTIFICATES

                 [FORM OF WARRANT CERTIFICATES FOR L.A. SYSTEM]

NEITHER THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OF THE UNITED STATES OF AMERICA. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

Identifying number:        W-LA
Warrant date: __________, 1996

                            WARRANT FOR COMMON STOCK

          THIS CERTIFIES THAT for value received, ________________, the registered holder hereof (the "Holder"), is the owner of this Warrant, which entitles the Holder to purchase, subject to the provisions set forth below, o fully-paid and nonassessable shares ("Warrant Shares") of Class A Common Stock, $0.001 par value (the "Common Stock") (for an exercise price and subject to adjustments as determined in accordance with the Warrant Agreement referred to below), of Nextel Communications, Inc., a Delaware corporation (the "Company").

          The Terms and Conditions governing this Warrant and the rights of the Holder are set forth in the Warrant Agreement dated as of November 1, 1991 by and between Motorola, Inc. and the Company, as amended by the Amendment to the Warrant Agreement dated as of _______, 1996 by and among the Company, Motorola, Inc. and the Warrant Assignees named therein, which Terms and Conditions are hereby incorporated herein by reference.

          The Warrant issued hereunder is a portion of the Warrants pertaining to the Los Angeles System, and is exercisable until 5:00 P.M. (New York time) on October 1, 1997.

         This  Warrant,   together  with  other  Warrants  issued   concurrently
herewith, replaces the Warrant dated November 1, 1991, previously issued by the Company to Motorola, Inc.

         IN WITNESS WHEREOF, the company has caused this Warrant to be signed by its Vice President and attested to by its Assistant Secretary.


                                                     NEXTEL COMMUNICATIONS, INC.

                                                     By: THOMAS J. SIDMAN
                                                        ------------------------
                                                     Name: Thomas J. Sidman
                                                     Title:  Vice President

Attest:

THOMAS D. HICKEY
- ---------------------------
Name: Thomas D. Hickey
Title:  Assistant Secretary

                                    EXHIBIT B

                 to Amendment to Warrant Agreement by and among Nextel Communications, Inc., Motorola, Inc., Van Kampen Merritt Prime Rate
              Income Trust, Nomura Securities International, Inc.,
         Applied Telecommunications Technologies, Inc., Estate of Peter
            C. Zeytoonjian, Bruce W. Everitt and Frank W. Haydu, III


                            FORM OF EXTENSION NOTICE

                           [FORM OF EXTENSION NOTICE]


         Pursuant to Section 7 of the Amendment dated as of April 19, 1996 to the Warrant Agreement dated as of November 1, 1991 by and between Motorola, Inc. and Nextel Communications, Inc. (f/k/a Fleet Call, Inc.), Motorola, Inc. hereby extends the exercise period of Warrant Number ______ relating to the _______ system for an additional two-year period, so that such warrant shall expire five years from the date of first Commercial Service of the System for __________ and shall be exercisable until 5:00 P.M. (New York time) on ______________.


Date:_____________________              MOTOROLA, INC.


                                        By:__________________________________
                                           Name:_____________________________
                                           Title:____________________________